Exhibit 99.2

Higher One Holdings, Inc.
Q3’11 Earnings Results
November 1, 2011

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Forward-Looking Statements
This presentation includes forward-looking statements, as defined by the Securities and Exchange
Commission. Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied.
These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events. The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. Information about the factors that could affect future performance can be found in our recent SEC filings, available on our website at http://ir.higherone.com/.
This presentation includes certain metrics presented on a non-GAAP basis, including non-GAAP adjusted
EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP adjusted net income, non-GAAP adjusted diluted
EPS, and non-GAAP Free Cash Flow. We believe that these non-GAAP measures, which exclude amortization of intangibles, stock-based compensation, and certain non-recurring or non-cash impacts to our results, all net of taxes, provide useful information regarding normalized trends relating to the company’s financial condition and results of operations. Reconciliations of these non-GAAP measures to their closest comparable GAAP measure are included in the appendix of this presentation.

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q3’11 Highlights
• Revenue and EPS in line with expectations
• Strong growth in OneDisburse® SSE and
 number of OneAccounts
• Progress in bank partner search
• Well positioned for the future
  o Ended quarter with over 2 million OneAccounts

21.1
26.1
38.9
27.8
38.6
39.8
51.4
35.1
48.1

	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11
Y/Y Revenue Growth	--	--	120%	118%	83%	53%	32%	26%	25%
Y/Y Organic Growth*	--	--	90%	83%	46%	41%	32%	26%	25%
Gross Profit Margin	66.7%	64.4%	67.7%	62.5%	62.7%	63.5%	66.1%	61.7%	59.2%

One Focus: Higher Education HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

*Calculation of organic revenue growth is included in the appendix of this presentation
Revenue
(in $ millions)
Revenue in-line with our expectations

4.8
5.0
8.3
1.8
6.4
8.5
11.0
4.8
8.5

	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11
Y/Y Net Income Growth	--	--	104%	343%	34%	72%	34%	160%	32%
Net Income Margin	22.7%	19.0%	21.3%	6.6%	16.7%	21.5%	21.5%	13.6%	17.6%

One Focus: Higher Education HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Net Income
Net Income
(in $ millions)

9.1
10.3
17.9
9.2
15.5
16.8
24.0
12.0
18.2
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11

	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11
Y/Y Adj. EBITDA Growth	--	--	121%	207%	71%	63%	34%	30%	17%
Adj. EBITDA Margin*	43.0%	39.6%	46.1%	33.2%	40.2%	42.3%	46.7%	34.2%	37.8%

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Strong Adj. EBITDA impacted by slightly lower margin
*Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation
Adj. EBITDA*
(in $ millions)

0.09
0.09
0.15
0.03
0.11
0.14
0.19
0.08
0.14
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11

	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11
Y/Y Diluted EPS Growth	--	--	95%	324%	22%	56%	23%	142%	30%

HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Diluted EPS
GAAP Diluted EPS
(in $)

0.10
0.11
0.19
0.09
0.15
0.17
0.24
0.12
0.19
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11

	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11
Y/Y Adj. EPS Growth	--	--	109%	212%	44%	47%	26%	31%	25%
Adj. Net Income Margin*	26.2%	23.7%	27.2%	18.2%	22.7%	25.2%	28.0%	20.3%	23.1%

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Adj. EPS in-line with expectations
*Calculation of Adj. EPS and Adj. Net Income Margin is included in the appendix of this presentation
Adjusted Diluted EPS
(in $)

6.9
9.2
17.3
(0.1)
9.8
13.0
20.4
1.5
9.4

	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11
Y/Y Operating CF Growth	--	--	204%	-89%	42%	41%	18%	-1219%	-4%
Operating CF as a % of Rev	32.9%	35.5%	44.6%	-0.5%	25.5%	32.7%	39.8%	4.2%	19.6%

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Operating Cash Flow
Operating Cash Flow
(in $ millions)

6.4
8.1
16.2
-1.4
6.4
11.9
19.0
-3.8
-5.5

	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11
Y/Y FCF Growth	--	--	199%	-4%	-1%	47%	17%	167%	-186%
FCF Yield	30.5%	31.0%	41.7%	-5.1%	16.5%	29.8%	37.0%	-10.8%	-11.4%
CapEx as % of Rev	2.4%	4.4%	2.9%	4.6%	9.0%	2.9%	2.8%	15.0%	31.0%

One Focus: Higher Education HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Increase in CapEx impacting Free Cash Flow
*Calculation of Free Cash Flow is included in the appendix of this presentation
Free Cash Flow
(in $ millions)

3,217
3,281
3,413
3,659
3,970
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11

2,450
2,460
2,506
2,550
2,576
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11

©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

257**
Sales, enrollment increases help SSE growth
*SSE stands for Signed School Enrollment, and is recorded each quarter as the total student enrollment at all schools that are contracted at quarter-end for either our OneDisburse or at least one of our CASHNet® payment suite of products, as of the date the contract is signed (using the most up-to-date IPEDS data at that point in time).
**Numbers reflect the change in SSE from the update of the government IPEDS database and other updates
OneDisburse SSE*
CASHNet Suite SSE*
+23%
+5%
(in thousands)
(in thousands)
115**
80**
1**

362
115
1,538
2,015
Q3'10 OneAccounts
Change in OneAccounts at schools launched before 9/30/10
New OneAccounts from schools launched after 9/30/10
Q3'11 OneAccounts

HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Adoption increases drive OneAccount growth
OneAccount Growth
+31%
(in thousands)

28,221
35,800
Q3'10
Q3'11
5,496
6,603
Q3'10
Q3'11
3,528
4,595
Q3'10
Q3'11
1,321
1,142
Q3'10
Q3'11

One Focus: Higher Education HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Continued growth in major revenue streams
As a % of total
revenue
Account
(in $ thousands)
Payment Trxn
(in $ thousands)
Higher Ed. Institution
(in $ thousands)
Other
(in $ thousands)
73%
74%
14%
14%
9%
10%
3%
2%
+27%
+20%
+30%
-14%

21.4%
19.5%
Q3'10
Q3'11

2.0%
2.4%
Q3'10
Q3'11

5.7%
4.9%
Q3'10
Q3'11

Carefully managing expenses as we scale revenue
• Continue to gain leverage from
 scale
• Continue to make the right
 investments to grow the business…
 ramping up tech team
• Excluding stock-based and other
 customer acquisition expense, S&M
 expense as a percent of revenue was
 4.9% in Q3’11 (compared to 5.7% in
 Q3’10)
G&A
(as a % of rev)
PD
(as a % of rev)
Adj. S&M*
(as a % of rev)
11.3%
9.8%
Stock-based and
other M&A
related expense
*The Adjusted Sales and Marketing Expense graph shows both total Sales & Marketing as a percent of revenue as well as Sales & Marketing as a percent of revenue excluding stock-based and other acquisition expense, which is related to the vesting of certain shares issued in connection with the acquisition of EduCard and CASHNET.
Stock-based and other acquisition expense is recognized in the quarter as a function of sales and average share price.

$16.9
$50.5
$9.4
($14.9)
($14.2)
$3.6
$17.9
$33.4
Q3'11 Beginning Cash, Cash Equivalents, and Investments
Operating Cash Flow
CapEx
Stock Buyback
Other*
Q3'11 Ending Cash, Cash Equivalents, and Investments

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Using available cash to invest in the business
• ($5.5M) in FCF
 • Increased CapEx on building project
 • Increase in NWC
• Fully liquid assets total $51.3M
• ($14.2) million on stock buyback
 • Repurchased 943,549 shares
 • Average price of $15.10
• $50M available under new credit
 facility**
• Building project to impact FCF
 through Q2’12
*Other primarily includes proceeds and tax benefits from options exercises
**Subject to certain standard affirmative, negative and financial covenants, outlined in our SEC filings
Cash & Investment Balance/Flows
(in millions)
FCF/Other Movements
$67.4
FCF
Cash and cash equivalents
Investments in available for sale securities
$51.3

Low		High	Low		High
Revenue	$182.0M	-	$186.0M	$227M	-	$237M
GAAP Diluted EPS	$0.51	-	$0.58	$0.80	-	$0.90

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Guidance Update
FY’12
FY’11
• Still cautious about regulatory environment
• Have fully lapped Reg E impact
• Potential for some additional compliance costs from
 implementing multi-bank strategy

Low		High	Low		High
Revenue	$182.0M	-	$186.0M	$227M	-	$237M
implied y/y growth	*26%*	-	*28%*	*23%*	-	*29%*
Adj. Diluted EPS**	$0.74	-	$0.77	$0.90	-	$1.00
implied y/y growth	*23%*	-	*28%*	*19%*	-	*32%*

One Focus: Higher Education HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Non-GAAP Guidance Update
*Implied y/y growth rates for 2012 based on mid-point of 2011 guidance
**Calculation of Adjusted Diluted EPS is included in the appendix of this presentation
FY’12*
FY’11
• Still cautious about regulatory environment
• Have fully lapped Reg E impact
• Potential for some additional compliance costs from
 implementing multi-bank strategy

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q3’11 Summary
• Revenue and EPS in-line with our expectations
• Strong growth in OneDisburse SSE and
 OneAccounts
• Capital allocation strategy… creating shareholder
 value through:
 o Capital investments that lower costs, improve offering
 o Strategic M&A, but only when it makes sense
 o Return cash to shareholders… stock buyback both
 opportunistic and to manage dilution
• Great progress in bank partner search
  o Ended Q3 with over 2 million OneAccounts

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q & A

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Appendix

Three Months Ended			
	March 31, 2010	June 30, 2010	Sept 30, 2010	Dec 31, 2010
Total Revenue Growth	120%	118%	83%	53%
Acquisition Impact	(30%)	(35%)	(37%)	(12%)
Total Organic Revenue Growth	90%	83%	46%	41%

	March 31, 2011	June 30, 2011	Sept 30, 2011
Total Revenue Growth	32%	26%	25%
Acquisition Impact	--	--	--
Total Organic Revenue Growth	32%	26%	25%

One Focus: Higher Education HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Calculation of Organic Revenue*
*Organic revenue calculation excludes the entire revenue impact from the current and prior year quarter for all acquisitions made within 15 months of a given quarter’s end

(in thousands)	Three Months Ended Sept 30, 2009	Dec 31, 2009	March 31, 2010	June 30, 2010
GAAP Operating Cash Flow	$ 6,942	$ 9,249	$ 17,326	$ (132)
Purchases of Fixed Assets, Net of Disposals	(514)	(1,158)	(1,128)	(1,287)
Free Cash Flow	$ 6,428	$ 8,091	$ 16,198	$ (1,419)

	Sept 30, 2010	Dec 31, 2010	March 31, 2011	June 30, 2011	Sept 30, 2011
GAAP Operating Cash Flow	$ 9,847	$ 13,015	$ 20,429	$ 1,477	$ 9,429
Purchases of Fixed Assets, Net of Disposals	(3,484)	(1,160)	(1,428)	(5,268)	(14,927)
Free Cash Flow	$ 6,363	$ 11,855	$ 19,001	$ (3,791)	$ (5,498)

One Focus: Higher Education HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Calculation of Free Cash Flow

(in thousands)	Three Months Ended Sept 30, 2009	Dec 31, 2009	March 31, 2010	June 30, 2010
GAAP Net Income	$ 4,793	$ 4,967	$ 8,264	$ 1,830
Interest income	(1)	(2)	(1)	(2)
Interest expense	113	164	229	247
Income tax expense	2,596	2,810	5,167	1,183
Depreciation and amortization	633	1,082	1,626	1,747
EBITDA	8,134	9,021	15,285	5,005
Other income	-	(17)	-	-
Stock-based and other customer acquisition expense	227	490	1,801	3,508
Stock-based compensation expense	341	424	849	692
Milestone bonus	375	419	-	-
Adjusted EBITDA	$ 9,077	$ 10,336	$ 17,935	$ 9,205
Revenues	$ 21,102	$ 26,076	$ 38,870	$ 27,750
Net Income Margin	22.7%	19.0%	21.3%	6.6%
Adjusted EBITDA Margin	43.0%	39.6%	46.1%	33.2%

	Sept 30, 2010	Dec 31, 2010	March 31, 2011	June 30, 2011	Sept 30, 2011
GAAP Net Income	$ 6,429	$ 8,536	$ 11,042	$ 4,754	$ 8,468
Interest income	(10)	(16)	(25)	(11)	(15)
Interest expense	84	169	74	56	66
Income tax expense	4,277	4,861	6,838	1,734	4,720
Depreciation and amortization	1,947	1,972	1,677	1,757	1,770
EBITDA	12,727	15,522	19,606	8,290	15,009
Other income	-	-	-	(1,500)	-
Stock-based and other customer acquisition expense	2,139	565	3,088	4,333	2,320
Stock-based compensation expense	643	729	1,304	856	889
Milestone bonus	-	-	-	-	-
Adjusted EBITDA	$ 15,509	$ 16,816	$ 23,998	$ 11,979	$ 18,218
Revenues	$ 38,566	$ 39,783	$ 51,383	$ 35,067	$ 48,140
Net Income Margin	16.7%	21.5%	21.5%	13.6%	17.6%
Adjusted EBITDA Margin	40.2%	42.3%	46.7%	34.2%	37.8%

Calculation of Adjusted EBITDA

(in thousands)	Three Months Ended Sept 30, 2009	Dec 31, 2009	March 31, 2010	June 30, 2010
GAAP Net Income	$ 4,793	$ 4,967	$ 8,264	$ 1,830
Stock-based and other customer acquisition expense	227	490	1,801	3,508
Stock-based compensation expense - ISO	152	206	437	373
Stock-based compensation expense - NQO	189	218	412	319
Milestone bonus expense	375	419	-	-
Amortization of intangibles	86	405	767	768
Amortization of finance costs	32	37	51	51
Total pre-tax adjustments	1,061	1,774	3,468	5,019
Tax rate	35.9%	35.9%	38.5%	38.7%
Tax adjustment	326	563	1,167	1,796
Adjusted net income	$ 5,528	$ 6,178	$ 10,565	$ 5,053
Diluted Weighted Average Shares Outstanding	53,620	53,821	54,872	55,688
Diluted EPS	$ 0.09	$ 0.09	$ 0.15	$ 0.03
Adjusted Diluted EPS	$ 0.10	$ 0.11	$ 0.19	$ 0.09
Revenues	$ 21,102	$ 26,076	$ 38,870	$ 27,750
Net Income Margin	22.7%	19.0%	21.3%	6.6%
Adjusted Net Income Margin	26.2%	23.7%	27.2%	18.2%

	Sept 30, 2010	Dec 31, 2010	March 31, 2011	June 30, 2011	Sept 30, 2011
GAAP Net Income	$ 6,429	$ 8,536	$ 11,042	$ 4,754	$ 8,468
Stock-based and other customer acquisition expense	2,139	565	3,088	4,333	2,320
Stock-based compensation expense - ISO	338	378	427	461	480
Stock-based compensation expense - NQO	305	351	877	395	409
Other income	-	-	-	(1,500)	-
Amortization of intangibles	768	767	768	767	768
Amortization of finance costs	51	51	18	18	18
Total pre-tax adjustments	3,601	2,112	5,178	4,474	3,995
Tax rate	38.6%	35.7%	38.2%	38.2%	38.2%
Tax adjustment	1,259	619	1,815	2,106	1,343
Adjusted net income	$ 8,771	$ 10,029	$ 14,405	$ 7,122	$ 11,120
Diluted Weighted Average Shares Outstanding	59,154	59,361	59,547	59,718	59,790
Diluted EPS	$ 0.11	$ 0.14	$ 0.19	$ 0.08	$ 0.14
Adjusted Diluted EPS	$ 0.15	$ 0.17	$ 0.24	$ 0.12	$ 0.19
Revenues	$ 38,566	$ 39,783	$ 51,383	$ 35,067	$ 48,140
Net Income Margin	16.7%	21.5%	21.5%	13.6%	17.6%
Adjusted Net Income Margin	22.7%	25.2%	28.1%	20.3%	23.1%

Calculation of Adjusted Diluted EPS

Twelve Months Ending December 31, 2011			
	GAAP		Non-GAAP (a)	
Revenues (in millions)	$182.0 - $186.0		$182.0 - $186.0	
Diluted EPS	$0.51 - $0.58		$0.74 - $0.77	

(a) Estimated Non-GAAP amounts above for the twelve months ending December 31, 2011 reflect the estimated quarterly adjustments that exclude (i) the amortization of intangibles and finance costs of approximately $3.0 million, (ii) stock-based compensation expense of approximately $4.0 million, (iii) stock-based and other customer acquisition expense of approximately $11.0 million to $17.5 million, and (iv) the gain related to the settlement of litigation with the former stockholders of Informed Decisions Corporation of approximately $1.5 million.

Stock-based and other customer acquisition expense primarily relates to our acquisition of EduCard in 2008, in connection with which we issued restricted stock, and IDC in 2009. We calculate the stock-based and other customer acquisition expense based on the undergraduate enrollment at higher education clients acquired relating to the acquisition, and the market value of our common stock at the time the client is acquired. It is difficult to predict with any degree of certainty either the number of new higher education clients we will acquire, the timing of future customer acquisitions, or the market value of our common stock at any time, resulting in a wide range of expected expense.

	Twelve Months Ending December 31, 2012	
	GAAP	Non-GAAP (b)
Revenues (in millions)	$227.0 - $237.0	$227.0 - $237.0
Diluted EPS	$0.80 - $0.90	$0.90 - $1.00

(b) Estimated Non-GAAP amounts above for the twelve months ending December 31, 2012 reflect the estimated annual adjustments, that exclude (i) the amortization of intangibles and finance costs of approximately $3.0 million, and (ii) stock-based compensation expense of approximately $5.0 million.

One Focus: Higher Education HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Reconciliation of GAAP to non-GAAP Guidance